Fees Summary	Jan. 27, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	521,781.92
Total Transaction Valuation	3,408,111,848.00
Total Offset Amount	0.00
Net Fee	$ 521,781.92